UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

March 7, 2008
Date of report (Date of earliest event reported)

GEORGE FOREMAN ENTERPRISES, INC.
(Exact name of Registrant as Specified in Charter)

Commission File Number:  000-26585

DELAWARE (State or Other Jurisdiction of Incorporation)	54-1811721 (I.R.S. Employer Identification No.)
100 N. WILKES-BARRE BLVD., 4TH FLOOR, WILKES-BARRE, PA (Address of Principal Executive Office)	18702 (Zip Code)
Issuer’s telephone number, including area code (570) 822-6277

Former name or former address, if changed since last report:  Not Applicable.

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.  Entry into a Material Definitive Agreement.

On March 7, 2008, George Foreman Enterprises, Inc. (the "Company") entered into a Securities Purchase Agreement of the same date with various buyers, and an Addendum dated as of February 29, 2008 (the "Securities Purchase Agreement"), pursuant to which the Company sold to such purchasers newly issued 8% Convertible Promissory Notes of the Company (the “Convertible Notes”) in an aggregate principal amount of $800,000.  The Convertible Notes are convertible into units of the Company at a conversion price of $2.50 per unit, subject to adjustment.  Each unit shall consist of one share of the Company’s common stock, par value $0.01 (the “Common Stock”), and one warrant to purchase one share of Common Stock (“Warrant”), exercisable at a price of $3.00 per share, subject to adjustment.

Two entities that are controlled by Seymour Holtzman purchased an aggregate of $250,000 in principal amount of such Convertible Notes.  Mr. Holtzman is a director, chief executive officer and co-chairman of the board of directors of the Company.  Jeremy Anderson, the chief financial officer of the Company, purchased $25,000 in principal amount of such Convertible Notes.

Item 3.02.  Unregistered Sales of Equity Securities.

On March 7, 2008, the Company sold Convertible Notes in an aggregate principal amount of $800,000 for an aggregate sale price of $800,000.  The Company paid no underwriting discounts or commissions.  The sale was made in reliance upon an exemption from registration under the Securities Act of 1933, as amended, pursuant to Section 4(2) of the Securities Act and/or Rule 506 of Regulation D and/or Regulation S as promulgated by the U.S. Securities and Exchange Commission under the Securities Act.  The Company believes that these exemptions are available because, among other things, each of the buyers was, to the knowledge of the Company, an accredited investor who acquired the securities for investment purposes and agreed to restrictions on transfer.  The terms of conversion and exercise are described above in Item 1.01.

The foregoing descriptions of the Securities Purchase Agreement, the Addendum, the Convertible Notes and the Warrants are qualified in their entirety by reference to the full text of said documents, which are attached as Exhibits 10.1 through 10.4, respectively, to this Form 8-K and incorporated by reference herein.

Item 9.01.  Financial Statements and Exhibits.

(d)  Exhibits.

Exhibit
Number                      Description

10.1	Securities Purchase Agreement.
10.2	Addendum to Securities Purchase Agreement.
10.3	Form of Convertible Note.
10.4	Form of Warrant.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                GEORGE FOREMAN ENTERPRISES, INC.

Dated:  March 11, 2008                                                                                   By: /s/ Jeremy Anderson
                        Jeremy Anderson
                                Chief Financial Officer

Exhibit Index

Exhibit
Number                      Description

10.1	Securities Purchase Agreement.
10.2	Addendum to Securities Purchase Agreement.
10.3	Form of Convertible Note.
10.4	Form of Warrant.